UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2015 (April 13, 2015)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-196735	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Market Street, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 IMPORTANT NOTICE REGARDING FORWARD LOOKING STATEMENTS

Certain matters discussed in this current report on Form 8-K contain statements, estimates and projections about the ability of the Company to sell its shares and price of such shares, the growth of the Company’s advertising business and our related advertising strategy, general projections related to the Company’s business, and anticipated timing, benefits, financial impact and other details of the Company’s office move. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. Important factors that could cause our actual results to differ materially from those anticipated by the statements made herein include, among others, incorrect assumptions regarding the value of the Company’s shares, lack of investor interest in our shares, the results of our advertising initiatives, the continued growth and engagement of our user base, unforeseen technical or other issues that could affect the performance of our products, and the Company’s ability to realize growth and other benefits from the implementation of its strategic initiatives, including its headquarters move. Other factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Further information on our risk factors is contained in our filings with the SEC, including our Registration Statement on Form S-1 filed with the SEC on August 26, 2014. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements.

Item 1.01. Entry into a Material Definitive Agreement

From April 1, 2015 through April 17, 2015, MassRoots, Inc. (the “Company”) completed an offering of 960,933 restricted shares of the Company’s common stock, par value $0.001 per share (the “Shares”) to certain accredited and unaccredited investors. The Shares were offered pursuant to subscription agreements with each investor (each, a “Subscription Agreement”) for aggregate gross proceeds to the Company of $576,200. The Company terminated this offering as of April 17, 2015 after its determination that market conditions may allow for more favorable terms and is currently evaluating its fundraising strategies.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in the Subscription Agreement were made solely for the benefit of the parties to the agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreement is incorporated herein by reference only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other U.S Securities and Exchange Commission filings.

In connection with the offering, on March 3, 2015, MassRoots entered into an investment banking relationship with Chardan Capital Markets, LLC (“Chardan”). In exchange for services provided by Chardan, MassRoots agreed to pay Chardan a non-refundable retainer of 200,000 shares of its common shares and pay a commission equal to: (a) an aggregate cash fee equal to four percent (4%) of the gross proceeds received from the sale of the Shares; and (b) an aggregate restricted stock fee equal to eight percent (8.0%) of the aggregate number of the Shares sold in the offering. A copy of the agreement with Chardan was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K and is incorporated by reference herein.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933 (“Securities Act”), as amended, and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

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Item 3.02

Unregistered Sales of Equity Securities

The information pertaining to the sales of the Shares pursuant to the Subscription Agreement in Item 1.01 is incorporated herein by reference in its entirety. The Company has sold the Shares in a private placement in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder since, among other things, the above transaction did not involve a public offering. Additionally, the Company relied on similar exemptions under applicable state laws. The investors in the Offering had access to information about the Company and their investments, took the Shares for investment and not resale, and the Company took appropriate measures to restrict the transfer of the Shares. Upon issuance, the resale of the Shares will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

 This disclosure is being made on a voluntary basis by the Company as the aggregate amount of Shares sold under this offering was lower than the 5% threshold required for disclosure under this Item 3.02 of Form 8-K.

Item 8.01

Other Events

Headquarters Relocation

On April 14, 2015, MassRoots, Inc. (the “Company”) completed the relocation of its headquarters to its recently leased space at 1640 Market Street, Denver, CO 80202. The new location consists of approximately 3,552 square feet of office space to be used for the Company’s daily operations. The Company entered into a 37 month lease with RVOF Market Center, LLC on March 20, 2015 for the 1640 Market Street location. The Company believes the new location is adequate for its current operations and will allow for its future growth. A copy of the lease was filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K and is incorporated by reference herein.

Press Releases

On April 13, 2015, the Company issued a press release titled “MassRoots Releases Competitive Landscape and Updated Investor Deck.” A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On April 16, 2015, the Company issued a press release titled “MassRoots Sponsoring 420 Rally in Denver this Weekend; Partners with Uber to Help Stop Smoking and Driving.” A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Subscription Agreement utilized in the April 1, 2015 to April 17, 2015 Offering.
99.1	Press Release dated April 13, 2015 titled “MassRoots Releases Competitive Landscape and Updated Investor Deck”.
99.2	Press Release dated April 16, 2015 titled “MassRoots Sponsoring 420 Rally in Denver this Weekend; Partners with Uber to Help Stop Smoking and Driving”.
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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: April 17, 2015	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer

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